UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02319

Fort Dearborn Income Securities, Inc.

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Mark Kemper, Esq.
UBS Global Asset Management Inc.
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Bruce G. Leto, Esq.
Stradley Ronon Stevens & Young LLP
2600 One Commerce Square
Philadelphia, PA 19103

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

Item 1. Reports to Stockholders.

Fort Dearborn Income
Securities, Inc.
Annual Report
September 30, 2006

Fort Dearborn Income Securities, Inc.

November 15, 2006

Dear Shareholder,
We are pleased to present you with the annual report for Fort Dearborn Income Securities, Inc. (the “Fund”) for the fiscal year ended September 30, 2006.	Fort Dearborn Income Securities, Inc.

Performance	Investment goal:
During the fiscal year ended September 30, 2006, the Fund returned 3.46% on a net asset value basis and 2.01% on a market price basis. Over the same period, the median returns for the Fund’s peer group, the Lipper Corporate Debt Funds BBB-Rated, were 3.94% and 7.16% on a net asset value and market price basis, respectively. Finally, the Fund’s benchmark, the Investment Grade Bond Index (the “Index”), returned 2.93% during the fiscal year. (For more performance information, please refer to “Performance at a glance” on page 4.)

During the period, the Fund did not use leverage. (Neither the Fund’s peer group nor the Index used leverage.) Leverage magnifies returns on both the upside and on the downside, creating a wider range of returns.	Current income consistent with external interest rate conditions and total return.

Portfolio Manager:
Thomas Clarkson*
UBS Global Asset Management (Americas) Inc.

Commencement:
December 19, 1972

NYSE symbol:
FDI

Dividend payments:
Quarterly

An interview with Portfolio Manager Craig Ellinger
Q.	How would you describe the economic environment during the reporting period?
A.	Despite a slowdown at the end of 2005 in the midst of economic uncertainties and high energy prices, and a steep market selloff in May 2006, the economy was fairly resilient. Economic expansion picked up in the first quarter, and continued throughout the reporting period.

Q.	How did the Federal Reserve Board (the “Fed”) react to these economic conditions?
A.	As the economy continued a robust expansion, the Federal Reserve Board (the “Fed”) continued toraise the federal funds rate (the interest rate on

*	A portfolio management change occurred after the Fund’s fiscal year ended September 30, 2006. Please see the section titled “The Fund” on page 28 under “General Information” for more details.

Fort Dearborn Income Securities, Inc.

overnight loans between banks) in 0.25% increments during the fiscal year. Near the end of the reporting period, the Fed paused, halting a string of seventeen consecutive rate hikes that had been in effect since June 2004. Second quarter 2006 results indicated a possible slowdown in the rate of growth, and a cooling of the housing market. On the strength of this data, the Fed elected to pause the series of rate increases, rather than raise rates too stringently and risk tipping the economy into recession.

Q.	How did the overall bond market perform in this environment?
A.	Overall, the bond market endured difficult conditions during the fiscal year. Interest rates climbed higher over the period in response to tighter monetary policy from the Federal Reserve and concern over resurgent inflation. While bond returns were generally depressed over the period, fixed income securities with shorter maturities performed better than their longer-maturity counterparts. While credit sectors provided returns greater than US Treasury securities, the excess returns weren’t as much as their higher yields would indicate as spread widening created price concessions in most sectors. In this environment, it was generally beneficial to be more defensive, and to generate higher returns, a heavier reliance on specific issue selection was necessary.

Q.	How did you position the portfolio during the period?
A.	During the fiscal year we maintained our defensive position, reducing the size of the portfolio’s duration in early April. Our exposure to TIPS benefited the portfolio’s performance. TIPS performed well during the market selloff in the early part of 2006; following that, we reduced our exposure by half. The portfolio held long-duration municipal bonds, some of which were sold when they hit their target during the fourth quarter of 2005, contributing meaningfully to that quarter’s performance. Over the course of the reporting period, we generally held more Treasuries than the Index allocation as we maintained defensive allocations to noncorporate credit. However, this had only a very small negative impact on performance. We were also overweight in asset-backed securities, which performed well relative to corporate bonds and noncorporate credit and mortgage-backed securities. Finally, we had an overweight position to below investment grade, or high yield securities, which contributed positively to performance, especially as our issue selection was favorable.

Q.	What is your outlook for the economy and the fixed income market?
A.	Looking ahead, we believe a number of factors will determine the strength of the economy. As the Federal Reserve Board continues its efforts to fight inflation, it will be forced to strike a difficult balance

Fort Dearborn Income Securities, Inc.

between maintaining price stability and not raising short-term interest rates so high as to put the brakes on what has been a period of robust economic expansion. With a strong fundamental credit backdrop, the fixed income market has been performing well relative to US Treasuries and we expect that to continue for the foreseeable future.

Meanwhile, although a cooling housing market is an issue of potential concern, other economic indicators remain solid—job growth and corporate profitability are both stable, and we anticipate that they should remain so over the months ahead.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding the fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Fort Dearborn Income Securities, Inc.
Head of the Americas
UBS Global Asset Management (Americas) Inc.

Thomas D. Clarkson, CFA
Portfolio Manager
Fort Dearborn Income Securities, Inc.
Head of US Long Duration Fixed Income
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 2006. The views and opinions in the letter were current as of November 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Fort Dearborn Income Securities, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 09/30/06

Net asset value returns*	1 year	5 years	10 years

Fort Dearborn Income Securities, Inc.	3.46%	5.83%	7.35%

Lipper Corporate Debt Funds BBB-Rated median**	3.94	5.84	6.65

Market price returns*

Fort Dearborn Income Securities, Inc.	2.01%	5.42%	7.36%

Lipper Corporate Debt Funds BBB-Rated median**	7.16	6.25	7.57

Index returns

Investment Grade Bond Index***	2.93%	6.73%	7.50%

Share price, dividend and yields as of 09/30/06

Market price			$14.04

Net asset value (per share applicable to
common shareholders)			$15.80

12-Month net investment income dividend
(ended 09/30/06)			$0.820

September 2006 dividend			$0.200

Market yield****			5.70%

NAV yield****			5.06%

*	Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends.

**	Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

***	Index composition, 12/31/81 - present: 5% Lehman Brothers US Agency Index (7+ years); 75% Lehman Brothers US Credit Index (7+ years); 10% Lehman Brothers US Mortgage Fixed Rate MBS Index (all maturities); 10% Lehman Brothers US Treasury Index (7+ years).

****	Market yield is calculated by multiplying the September 2006 dividend by 4 and dividing by the month-end market price. NAV yield is calculated by multiplying the September 2006 dividend by 4 and dividing by the month-end net asset value. Prices and yields will vary.

Fort Dearborn Income Securities, Inc.

Industry diversification
As a percent of net assets
As of September 30, 2006 (unaudited)

Bonds
US bonds
US corporate bonds
Aerospace & defense	0.71%
Auto components	0.49
Automobiles	0.72
Beverages	0.74
Capital markets	3.18
Chemicals	0.60
Commercial banks	5.64
Commercial services & supplies	0.21
Consumer finance	3.91
Diversified financial services	10.46
Diversified telecommunication services	5.55
Electric utilities	1.92
Energy equipment & services	0.22
Food & staples retailing	1.02
Food products	0.87
Health care providers & services	0.76
Household durables	0.49
Insurance	0.62
Media	2.11
Multi-utilities & unregulated power	1.58
Multiline retail	0.26
Oil & gas	3.37
Paper & forest products	0.50
Pharmaceuticals	3.24
Real estate	1.14
Road & rail	2.08
Thrifts & mortgage finance	2.37
Wireless telecommunication services	0.87

Total US corporate bonds	55.63

Asset-backed securities	3.90
Mortgage & agency debt securities	10.37
Municipal notes and bonds	3.60
US government obligations	16.95

Total US bonds	90.45

International bonds
International corporate bonds
Aerospace & defense	0.70
Commercial banks	0.68
Diversified financial services	1.89
Diversified telecommunication services	1.02

Fort Dearborn Income Securities, Inc.

Industry diversification
As a percent of net assets
As of September 30, 2006 (unaudited)

International corporate bonds (concluded)
Energy equipment & services	0.50%
Oil & gas	0.25
Road & rail	0.23

Total international corporate bonds	5.27

Sovereign/supranational bond	0.35

Total international bonds	5.62

Total bonds	96.07
Short-term investment	4.33

Total investments	100.40
Liabilities, in excess of cash and other assets	(0.40)

Net assets	100.00%

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2006

	Face
	amount	Value

Bonds—96.07%
US bonds—90.45%
US corporate bonds—55.63%

Allergan, Inc., 144A
5.750%, due 04/01/16	$2,370,000	$2,404,595

Allstate Corp.
6.750%, due 05/15/18	195,000	211,664

American General Finance Corp.
5.375%, due 10/01/12	370,000	368,772

AT&T Corp.
8.000%, due 11/15/31	860,000	1,051,139

AT&T, Inc.
6.450%, due 06/15/34	995,000	999,235

Bank of America Corp.
7.400%, due 01/15/11	1,915,000	2,072,559

Bank One Corp.
7.875%, due 08/01/10	815,000	888,568

BellSouth Corp.
6.550%, due 06/15/34	1,015,000	1,016,680

Bristol-Myers Squibb Co.
5.750%, due 10/01/11	395,000	402,360

Burlington Northern Santa Fe Corp.
6.875%, due 12/01/27	120,000	134,023

7.082%, due 05/13/29	740,000	842,317

C.S. First Boston USA, Inc.
6.500%, due 01/15/12	1,105,000	1,164,137

Capital One Financial Corp.
5.500%, due 06/01/15	1,405,000	1,377,725

Cisco Systems, Inc.
5.500%, due 02/22/16	400,000	403,181

CIT Group, Inc.
7.750%, due 04/02/12	140,000	155,009

Citigroup, Inc.
5.000%, due 09/15/14	1,882,000	1,833,587

5.625%, due 08/27/12	815,000	829,831

Citizens Communications Co.
9.000%, due 08/15/31	585,000	627,413

Comcast Corp.
7.050%, due 03/15/33	1,300,000	1,392,078

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2006
	Face
	amount	Value

Bonds—(continued)
US bonds—(continued)
US corporate bonds—(continued)

ConAgra Foods, Inc.
6.750%, due 09/15/11	$420,000	$443,382

Coors Brewing Co.
6.375%, due 05/15/12	350,000	363,953

DaimlerChrysler N.A. Holding Corp.
8.500%, due 01/18/31	845,000	1,004,206

Devon Financing Corp. ULC
7.875%, due 09/30/31	1,460,000	1,779,359

Dominion Resources, Inc., Series B
5.950%, due 06/15/35	495,000	480,642

Duke Capital LLC
5.668%, due 08/15/14	1,350,000	1,336,883

EOP Operating LP
7.250%, due 06/15/28	700,000	762,233

Erac U.S.A. Finance Co., 144A
8.000%, due 01/15/11	1,065,000	1,165,552

FirstEnergy Corp., Series B
6.450%, due 11/15/11	650,000	678,064

Ford Motor Credit Co.
5.800%, due 01/12/09	6,090,000	5,797,777

Fortune Brands, Inc.
5.375%, due 01/15/16	710,000	677,243

General Electric Capital Corp.
6.000%, due 06/15/12	1,730,000	1,797,467

6.750%, due 03/15/32	1,150,000	1,314,496

General Motors Acceptance Corp.
6.875%, due 09/15/11	2,340,000	2,327,603

Goldman Sachs Group, Inc.
6.125%, due 02/15/33	440,000	438,316

6.875%, due 01/15/11	1,685,000	1,785,884

HSBC Bank USA N.A.
5.625%, due 08/15/35	855,000	819,096

HSBC Finance Corp.
6.750%, due 05/15/11	1,165,000	1,234,667

ICI Wilmington, Inc.
5.625%, due 12/01/13	850,000	837,726

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2006
	Face
	amount	Value

Bonds—(continued)
US bonds—(continued)
US corporate bonds—(continued)

Johnson Controls, Inc.
5.500%, due 01/15/16	$700,000	$684,044

JPMorgan Chase & Co.
6.750%, due 02/01/11	955,000	1,009,941

Kinder Morgan Energy Partners LP
5.125%, due 11/15/14	580,000	551,307

5.800%, due 03/15/35	1,080,000	982,497

Kraft Foods, Inc.
5.625%, due 11/01/11	760,000	767,862

Kroger Co.
7.500%, due 04/01/31	650,000	718,867

Lockheed Martin Corp., 144A
6.150%, due 09/01/36	505,000	529,188

MBNA Corp.
7.500%, due 03/15/12	550,000	607,757

Merck & Co., Inc.
6.400%, due 03/01/28	520,000	555,287

Miller Brewing Co., 144A
5.500%, due 08/15/13	675,000	668,637

Morgan Stanley
6.750%, due 04/15/11	1,675,000	1,770,870

7.250%, due 04/01/32	355,000	411,538

National City Bank
4.625%, due 05/01/13	360,000	346,241

New Cingular Wireless Services, Inc.
8.750%, due 03/01/31	945,000	1,208,088

News America, Inc.
6.200%, due 12/15/34	810,000	773,653

Norfolk Southern Corp.
5.257%, due 09/17/14	245,000	243,533

Northrop Grumman Corp.
7.125%, due 02/15/11	425,000	455,072

Occidental Petroleum Corp.
8.450%, due 02/15/29	265,000	351,118

Pacific Gas & Electric Co.
6.050%, due 03/01/34	540,000	543,138

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2006
	Face
	amount	Value

Bonds—(continued)
US bonds—(continued)
US corporate bonds—(continued)

Pitney Bowes, Inc.
4.625%, due 10/01/12	$300,000	$290,163

Progress Energy, Inc.
7.000%, due 10/30/31	520,000	582,136

Progressive Corp.
6.250%, due 12/01/32	275,000	288,856

Prologis, REIT
5.625%, due 11/15/15	825,000	818,489

PSEG Power LLC
8.625%, due 04/15/31	290,000	376,014

Qwest Capital Funding, Inc.
7.900%, due 08/15/10	830,000	852,825

Residential Capital Corp.
6.875%, due 06/30/15	660,000	685,568

Safeway, Inc.
7.250%, due 02/01/31	645,000	690,443

Simon Property Group LP, REIT
5.375%, due 06/01/11	300,000	299,246

SLM Corp.
5.125%, due 08/27/12	115,000	113,351

Sprint Capital Corp.
8.750%, due 03/15/32	1,330,000	1,621,934

Target Corp.
7.000%, due 07/15/31	305,000	356,437

Teva Pharmaceutical Finance LLC
5.550%, due 02/01/16	430,000	422,211

Time Warner, Inc.
7.625%, due 04/15/31	695,000	767,746

Travelers Property Casualty Corp.
6.375%, due 03/15/33	350,000	356,522

TXU Energy Co. LLC
7.000%, due 03/15/13	800,000	839,910

Union Pacific Corp.
6.650%, due 01/15/11	470,000	493,763

UnitedHealth Group, Inc.
5.800%, due 03/15/36	1,075,000	1,055,607

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2006
	Face
	amount	Value

Bonds—(continued)
US bonds—(continued)
US corporate bonds—(concluded)

US Bank N.A.
6.375%, due 08/01/11	$500,000	$524,771

Valero Energy Corp.
7.500%, due 04/15/32	875,000	1,013,608

Verizon New York, Inc., Series B
7.375%, due 04/01/32	1,085,000	1,130,935

Wachovia Bank N.A.
7.800%, due 08/18/10	1,620,000	1,760,600

Washington Mutual Bank
6.750%, due 05/20/36	500,000	537,039

Washington Mutual Preferred Funding Delaware, 144A
6.534%, due 03/15/11††(a)	2,100,000	2,063,040

Wells Fargo Bank N.A.
5.950%, due 08/26/36	1,380,000	1,411,494

Weyerhaeuser Co.
7.375%, due 03/15/32	665,000	688,859

Wyeth
5.500%, due 03/15/13	700,000	703,225

Total US corporate bonds (cost $74,716,733)		77,142,852

Asset-backed securities—3.90%

Conseco Finance Securitizations Corp., 00-2, Class A4
8.480%, due 12/01/30	153,179	153,593

Conseco Finance Securitizations Corp., 00-5, Class A5
7.700%, due 02/01/32	1,394,916	1,392,275

CPL Transition Funding LLC, 02-1, Class A5
6.250%, due 01/15/17	3,000,000	3,218,806

Small Business Administration, 04-P10B, Class 1
4.754%, due 08/10/14	657,702	639,790

Total asset-backed securities (cost $5,451,474)		5,404,464

Mortgage & agency debt securities—10.37%

C.S. First Boston Mortgage Securities Corp., 03-8, Class 5A1
6.500%, due 04/25/33	120,500	120,898

Federal Home Loan Mortgage Corp.
5.000%, due 01/30/14	30,000	29,708

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2006
	Face
	amount	Value

Bonds—(continued)
US bonds—(continued)
Mortgage & agency debt securities—(concluded)

Federal Home Loan Mortgage Corp., Gold
5.500%, due 10/01/19	$707,451	$707,945

6.500%, due 02/01/17	206,365	210,744

Federal National Mortgage Association
4.250%, due 08/15/10	1,380,000	1,348,662

4.375%, due 03/15/13	415,000	401,844

5.500%, due 03/01/33	448,093	442,989

5.500%, due 09/01/34	2,211,741	2,183,203

5.500%, due 11/01/34	368,379	363,626

6.000%, due 06/01/23	203,291	205,946

6.000%, due 11/01/28	286,042	288,995

6.070%, due 05/12/16	190,000	192,036

6.250%, due 02/01/11	1,370,000	1,432,390

6.625%, due 11/15/30	1,500,000	1,801,125

7.000%, due 03/01/31	134,796	139,131

Federal National Mortgage Association Grantor
Trust, 02-T19, Class A1
6.500%, due 07/25/42	444,891	453,937

Federal National Mortgage Association,
93-106, Class Z, REMIC
7.000%, due 06/25/13	44,098	45,532

Government National Mortgage Association
6.500%, due 05/15/29	96,596	99,362

GSR Mortgage Loan Trust, 06-2F, Class 3A4
6.000%, due 02/25/36	1,300,000	1,304,091

Residential Funding Mortgage Securitization I, 06-S6, Class M2
6.000%, due 07/25/36	1,298,386	1,278,910

Wells Fargo Mortgage Backed Securities Trust, 03-18, Class A2
5.250%, due 12/25/33	1,381,402	1,328,478

Total mortgage & agency debt securities (cost $14,510,210)		14,379,552

Municipal notes and bonds—3.60%

Illinois State Taxable Pension
5.100%, due 06/01/33	2,350,000	2,251,582

New Jersey Economic Development Authority, Series B
3.124%, due 02/15/18*	5,000,000	2,738,450

Total municipal notes & bonds (cost $4,317,161)		4,990,032

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2006
	Face
	amount	Value

Bonds—(continued)
US bonds—(concluded)
US government obligations—16.95%

US Treasury Bonds
4.500%, due 02/15/36	$5,730,000	$5,490,503

6.250%, due 08/15/23	2,570,000	2,983,811

8.500%, due 02/15/20	285,000	388,379

US Treasury Inflation Indexed Bonds (TIPS)
2.000%, due 07/15/14	318,417	312,073

US Treasury Notes
3.500%, due 05/31/07	1,970,000	1,950,915

4.500%, due 02/15/16	1,195,000	1,183,003

4.625%, due 02/29/08	2,475,000	2,469,006

4.875%, due 05/31/08	1,555,000	1,557,916

4.875%, due 04/30/11	985,000	995,966

US Treasury Strips
1.834%, due 08/15/26*	16,160,000	6,176,013

Total US government obligations (cost $22,622,663)		23,507,585

Total US bonds (cost $121,618,241)		125,424,485

International bonds—5.62%

International corporate bonds—5.27%

Canada—1.18%

Anadarko Finance Co., Series B
6.750%, due 05/01/11	325,000	341,486

Bombardier, Inc., 144A
6.750%, due 05/01/12	1,020,000	971,550

Canadian National Railway Co.
6.900%, due 07/15/28	285,000	327,481

		1,640,517

Cayman Islands—2.38%

Augusta Funding Ltd. VI
7.375%, due 04/15/13	2,500,000	2,615,625

Transocean, Inc.
7.500%, due 04/15/31	585,000	688,496

		3,304,121

Luxembourg—1.03%

Telecom Italia Capital S.A.
6.375%, due 11/15/33	1,520,000	1,421,528

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2006
	Face
	amount	Value

Bonds—(concluded)

International bonds—(concluded)

International corporate bonds—(concluded)

United Kingdom—0.68%
Abbey National PLC
7.950%, due 10/26/29	$750,000	$943,933

Total international corporate bonds (cost $6,992,929)		7,310,099

Sovereign/supranational bond—0.35%

Pemex Project Funding Master Trust
8.000%, due 11/15/11 (cost $467,981)	440,000	482,900

Total international bonds (cost $7,460,910)		7,792,999

Total bonds (cost $129,079,151)		133,217,484

	Shares

Short-term investment—4.33%**

Other—4.33%
UBS Supplementary Trust—
U.S. Cash Management Prime Fund,
yield of 5.35%
(cost $6,000,402)	6,000,402	6,000,402

Total investments (cost $135,079,553)—100.40%		139,217,886

Liabilities, in excess of cash and other assets—(0.40%)		(555,985)

Net assets—100.00%		$138,661,901

Notes to schedule of investments
†	Step Bonds—coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 2006. Maturity date disclosed is the ultimate maturity date.
††	Floating rate securities—The interest rates shown are the current rates as of September 30, 2006.
*	Rates shown reflect annualized yield at September 30, 2006 on zero coupon bonds.
**	Security is issued by a fund that is advised by a related entity of UBS Global Asset Management (Americas) Inc., Fort Dearborn Income Securities, Inc.’s advisor.
(a)	Perpetual bond security. The maturity date reflects the next call date.

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2006

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the value of these securities amounted to $7,802,562 or 5.63% of net assets.
REIT	Real Estate Investment Trust.
REMIC	Real Estate Mortgage Investment Conduit.
STRIPS	Bonds that can be subdivided into a series of zero-coupon bonds.
TIPS	Treasury Inflation Protected Security.

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Statement of assets and liabilities—September 30, 2006

Assets:
Investments in securities of unaffiliated issuers, at value
(cost–$129,079,151)	$133,217,484

Investments in affiliated issuers, at value
(cost–$6,000,402)	6,000,402

Total investments (cost–$135,079,553)		139,217,886

Interest receivable		1,621,539

Other assets		7,619

Total assets		140,847,044

Liabilities:
Payable to custodian		1,697,646

Payable for investment advisory fees		320,132

Payable for directors’ fees		9,427

Accrued expenses and other liabilities		157,938

Total liabilities		2,185,143

Net assets:
Capital stock–$0.01 par value; 12,000,000 shares authorized; 8,775,665 shares issued and outstanding		$135,120,133

Undistributed net investment income		317,284

Accumulated net realized loss from investment transactions		(913,849)

Net unrealized appreciation on investments		4,138,333

Net assets		$138,661,901

Net asset value per share		$15.80

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Statement of operations

For the
year ended
September 30, 2006

Investment income:
Interest	$8,058,994

Affiliated interest	110,133

Total investmentincome	8,169,127

Expenses:
Investment advisory fees	650,884

Professional fees	108,650

Transfer agency fees	59,999

Reports and notices to shareholders	58,599

Custody and accounting fees	47,414

Directors’ fees	35,211

Listing expenses	23,750

Franchise taxes	8,256

Other expenses	25,969

Total expenses	1,018,732

Net investment income	7,150,395

Realized and unrealized losses from investment activities:
Net realized loss from investment transactions	(831,494)

Net change in unrealized appreciation (depreciation) of investments	(1,694,228)

Net realized and unrealized loss from investments activities	(2,525,722)

Net increase in net assets resulting from operations	$4,624,673

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Statement of changes in net assets

	For the years ended September 30,

	2006	2005

From operations:
Net investment income	$7,150,395	$6,983,021

Net realized gain (loss) from investment transactions	(831,494)	1,420,317

Net change in unrealized appreciation (depreciation) of investments	(1,694,228)	(2,375,570)

Net increase in net assets resulting from operations	4,624,673	6,027,768

Dividends and distributions to shareholders from:
Net investment income	(7,196,045)	(7,213,597)

Net realized gains	(1,237,369)	(930,220)

Total dividends and distributions to shareholders	(8,433,414)	(8,143,817)

Net decrease in net assets	(3,808,741)	(2,116,049)

Net assets:
Beginning of year	142,470,642	144,586,691

End of year (including undistributed net investment
income of $317,284 and $282,670, respectively)	$138,661,901	$142,470,642

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2006

Organization and significant accounting policies
Fort Dearborn Income Securities, Inc. (“the Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”) and the Chicago Stock Exchange (“CHX”). The Fund invests principally in investment grade long-term fixed income debt securities. The Fund’s primary objective is to provide shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2006

available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Certain securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern time will not be reflected in the Fund’s NAV. However, such developments may be determined to be so significant that they will materially affect the value of the Fund’s securities. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and time for valuation. If a security is valued at a “fair value”, that value is likely to be different from the last quoted market price for the security. Previous closing prices may be adjusted to reflect what the Board believes to be fair value of these securities as of 4:00 p.m. Eastern time.

Mortgage-backed securities and other investments—The Fund invests in Mortgage-Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2006

issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher.

The Fund invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond, which is collateralized by a pool of MBS. The Fund may also invest in REMICs (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. A Graduated Payment Mortgage (GPM) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower’s mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The Fund invests in Asset-Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

Inflation protected securities—Inflation protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation protected securities include Treasury Inflation Protected Securities (“TIPS”), which are securities issued by the US Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2006

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Securities traded on to-be-announced basis—The Fund may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Capital stock
At September 30, 2006, there were 12,000,000 shares of $0.01 par value capital stock authorized, and 8,775,665 shares issued and outstanding. During the year ended September 30, 2006, no new shares were issued as part of the dividend reinvestment plan.

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2006

Investment advisory fees and other transactions with affiliates
Under an agreement between the Fund and UBS Global AM, UBS Global AM manages the Fund’s investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive functions for the Fund. In return for these services, the Fund pays UBS Global AM 0.50% per annum of the Fund’s average weekly net assets up to $100,000,000 and 0.40% per annum of average weekly net assets in excess of $100,000,000. At September 30, 2006, the Fund owed UBS Global AM $320,132 in investment advisory fees.

The Fund invests in shares of the UBS Supplementary Trust—U.S. Cash Management Prime Fund (“Supplementary Trust”). Supplementary Trust is a business trust managed by the Advisor. Supplementary Trust is offered as a cash management option only to mutual funds and other accounts managed by the Advisor.

The Fund pays no management fees to Supplementary Trust. Distributions from Supplementary Trust are reflected as affiliated interest income on the statement of operations. Amounts relating to those investments at September 30, 2006 and for the period then ended are summarized as follows:

					% of
		Sales	Interest		net
Fund	Purchases	proceeds	income	Value	assets

UBS Supplementary Trust—U.S. Cash Management Prime Fund	$37,132,662	$33,070,583	$110,133	$6,000,402	4.33%

Purchases and sales of securities
Purchases and sales (including maturities) of portfolio securities during the year ended September 30, 2006, were as follows: debt securities, excluding short-term securities and US government debt obligations, $37,221,874 and $48,030,607, respectively; and US government debt obligations, $85,524,186 and $81,106,819, respectively.

Federal tax status
The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2006

substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended September 30, 2006 and 2005 were as follows:

Distributions paid from:	2006	2005

Ordinary income	$8,239,867	$7,210,549

Long-term capital gains	193,547	933,268

	$8,433,414	$8,143,817

At September 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$317,284

Net unrealized appreciation of investments	4,138,333

Total accumulated earnings	$4,455,617

At September 30, 2006, the Fund had net capital loss carryforwards of $130,279 for federal income tax purposes available to offset future capital gains through September 30, 2014.

Post-October losses are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended September 30, 2006, the Fund incurred, and elected to defer, net capital losses of $783,570.

For federal income tax purpose which was substantially the same for book purposes, tax cost of investments and components of net unrealized appreciation of investments at September 30, 2006 were as follows:

Tax cost of investments	$135,079,553

Gross appreciation (investments having an excess of value over cost)	5,066,625

Gross depreciation (investments having an excess of cost over value)	(928,292)

Net unrealized appreciation of investments	$4,138,333

To reflect reclassifications arising from permanent “book/tax” differences for the year ended September 30, 2006, accumulated undistributed net investment income was increased by $80,264 and accumulated net realized gain from investment activities was decreased by $80,264. These differences are primarily due to paydown losses.

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2006

On July 13, 2006, the Financial Accounting Standards Board “FASB” released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” “FIN 48”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48, and its impact on the financial statements has not yet been determined.

Fort Dearborn Income Securities, Inc.

Financial highlights

Selected data for a share of capital stock outstanding throughout each year is presented below:

	For the years ended September 30,

	2006	2005	2004	2003	2002

Net asset value, beginning of the year	$16.23	$16.48	$16.46	$15.71	$15.95

Net investment income	0.81	0.80	0.83	0.83	0.95

Net realized and unrealized gains (losses) from investment transactions	(0.28)	(0.12)	(0.01)	0.81	(0.07)

Net increase from investment operations	0.53	0.68	0.82	1.64	0.88

Dividends from net investment income	(0.82)	(0.82)	(0.80)	(0.85)	(0.96)

Distributions from net realized gains	(0.14)	(0.11)	—	(0.04)	(0.16)

Total dividends and distributions	(0.96)	(0.93)	(0.80)	(0.89)	(1.12)

Net asset value, end of year	$15.80	$16.23	$16.48	$16.46	$15.71

Market price per share, end of year	$14.04	$14.74	$14.84	$14.70	$15.10

Total investment return (market value)[1]	2.01%	5.68%	6.54%	3.21%	9.46%

Total investment return (net asset value)[2]	3.46%	4.17%	5.13%	10.63%	5.82%

Ratios/supplemental data:
Net assets, end of year (in millions)	$138.7	$142.5	$144.6	$144.5	$137.9

Expenses to average net assets	0.74%	0.74%	0.70%	0.74%	0.73%

Net investment income to average net assets	5.19%	4.81%	5.05%	5.16%	6.07%

Portfolio turnover	93%	78%	101%	62%	127%

Number of shares outstanding at end of year (in thousands)	8,776	8,776	8,776	8,776	8,776

1	Total investment return (market value) is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

2	Total investment return (net asset value) is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the month-end date. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Fort Dearborn Income Securities, Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders of Fort Dearborn Income Securities, Inc.

We have audited the accompanying statement of assets and liabilities of Fort Dearborn Income Securities, Inc., (the “Fund”), including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Dearborn Income Securities, Inc. at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
November 7, 2006

Fort Dearborn Income Securities, Inc.

General information (unaudited)

The Fund
Fort Dearborn Income Securities, Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”) and the Chicago Stock Exchange (“CHX”). The primary objective of the Fund is to provide its shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s NYSE trading symbol is “FDI”. Comparative net asset value and market price information about the Fund is available weekly in various publications. The Fund’s investment advisor is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), an indirect wholly owned asset management subsidiary of UBS AG.

On October 1, 2006, Thomas Clarkson assumed lead portfolio management responsibilities for the Fund. Mr. Clarkson has been with UBS Global Asset Management since 1991 and is Head of US Long Duration Fixed Income Investments. He is responsible for the US Long Bond desk and sets the strategy for US Bond and Core Plus accounts. Craig Ellinger, who managed the Fund through the end of its fiscal year, remains with the team and will assume global credit research management duties.

Quarterly form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0030. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Stock repurchase plan
On July 28, 1988, the Board of Directors of the Fund approved a resolution to repurchase up to 700,000 of its common shares. The Fund may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder’s best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

Fort Dearborn Income Securities, Inc.

General information (unaudited)

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Funds Web site: www.ubs.com/ubsglobalam-proxy, or on the Edgar Database on the SEC’s Web site (http://www.sec.gov.)

Dividend reinvestment plan
The Fund has established a dividend reinvestment plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of a participating broker or its nominee, may elect to have all dividends and other distributions automatically reinvested in additional Fund shares. Shareholders who elect to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee. More information regarding the Plan is provided below.

The Plan is applicable in each case where the Fund declares a dividend or other distribution payable in cash and simultaneously gives to its shareholders who are participants under the Plan (“Participants”) the option to receive such dividend or other distribution in Fund shares.

Commencing seven trading days prior to the date of payment of such dividend or other distribution, but only if the market price plus brokerage commission at the time of purchase is lower than the net asset value as of the close of business on the eighth trading day prior to such date of payment (“Base Net Asset Value”), the agent (the “Agent”), on behalf of the Participants, will purchase shares in the open market(s) available to it. There can be no assurance that shares will be available in such open market(s) at a cost lower than Base Net Asset Value or in sufficient quantities to permit such purchases by the Agent. These purchases may be made on any securities exchange where such shares are traded, in the over-the-counter market or by negotiated transactions and may be subject to such terms of price, delivery, etc., to which the Agent may agree. If the market price for the shares is greater than the net asset value as of the close of business on the eight trading day prior to the date of payment, then the Fund will issue shares in payment of the dividend.

Fort Dearborn Income Securities, Inc.

General information (unaudited)

On the date of payment of such dividend or other distribution, the Agent will elect to have the Fund pay the dividend or other distribution in cash to the extent of the cost, including brokerage commission, of the shares to be purchased by the Agent, and will elect to have the Fund pay the balance, if any, of the dividend or other distribution in shares. Such payments will be made by the Fund to Computershare Trust Company, N.A. (“Computershare”) as administrator of the Plan for the Participants. Computershare, in turn, will immediately settle the open market purchases with the Agent. If shares are distributed in payment of a dividend or distribution because market price exceeded net asset value, a Participant will be required to include in gross income an amount equal to the greater of net asset value or 95% of fair market value (average of the high and low sales price on the date of the distribution) of the shares received by the Participant rather than the amount of such dividend. Distributions of shares will be subject to the right of the Fund to take such actions as may be deemed necessary in order to comply with or conform to the requirements of any applicable law or regulation.

The shares credited to the accounts of Participants at Computershare will be determined on the basis of the amount of dividend or distribution to which each Participant is entitled, whether shares are purchased on the open market or issued by the Fund. Each Participant will be furnished with periodic statements.

A Participant will have the right to vote the full shares credited to the Participant’s account under the Plan on the record date for a vote. Proxies sent to a Participant by Computershare will include the number of full shares held for the Participant under the Plan.

The investment of dividends and distributions under the Plan does not relieve the Participant of any income tax which may be payable on such dividends or distributions. Annually, each participant will be provided with information for tax purposes with respect to the dividends and distributions on the shares held for the account of the Participant. The Fund strongly recommends that all Participants retain each year’s final statement on their Plan participation as a part of their permanent tax record.

Shareholders who wish to elect to participate in the Plan should contact Computershare for further information. A Participant may terminate participation in the Plan at any time by notice in writing to Computershare. All correspondence concerning the Plan should be directed to

Fort Dearborn Income Securities, Inc.

General information (unaudited)

Computershare at Computershare Dividend Reinvestment Services, P.O. Box 43081, Providence, RI 02940-3081. You may also contact Computershare directly at 1-800-446 2617. In order to be effective on the payment date of any dividend or distribution, notice of such termination must be received by Computershare before the record date for the payment of such dividend or distribution. If a notice to discontinue is received by Computershare on or after the record date for a dividend payment, such notice to discontinue may not become effective until such dividend has been reinvested and the shares purchased are credited to the Participant’s account under the Plan. Computershare, in its sole discretion, may either pay such dividend in cash or reinvest it in shares on behalf of the terminating Participant. Computershare may terminate, for whatever reason at any time as it may determine in its sole discretion, an individual’s participation in the Plan upon mailing a notice of termination to the Participant at the Participant’s address as it appears on Computershare’s records.

When an account is terminated, the Participant will receive a certificate for the number of full shares credited to the Participant’s account under the Plan, unless the sale of all or part of such shares is requested. Such sale may, but need not, be made by purchase of the shares for the account of other Participants and any such transaction shall be deemed to have been made at the then current market price less any applicable brokerage commissions and any other costs of sale. The terminating Participant’s fractional share interest in the Plan will be aggregated with the fractional share interests of other terminating Participants and sold. The net proceeds of such sales will be distributed to the Participants in payment for their fractional share interests.

The Fund may terminate or amend the Plan upon thirty (30) days’ notice in writing to each Participant, such termination or amendment to be effective as to all dividends and distributions payable to shareholders of record on any date more than thirty (30) days after mailing of such notice.

There is no direct service charge (other than brokerage commissions) by the Agent to Participants in the Plan. All costs of the Plan, except brokerage commissions, will be paid by the Fund. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

At the meeting of the Board of Directors (the “Board”) of Fort Dearborn Income Securities, Inc. (the “Fund”), held on June 2, 2006 (the “Meeting”), the Board, consisting entirely of Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Directors”), considered the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and the Advisor. Prior to the Meeting, the Independent Directors’ counsel had sent to the Advisor a request detailing the information that the Independent Directors wished to receive in connection with their consideration of the continuation of the Advisory Agreement. The Independent Directors met with their independent counsel, as well as independent consultants engaged by the Board to assist in the annual Advisory Agreement review process, on May 17, 2006 and June 1, 2006 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense information and comparative performance for the Fund. The Board also made reference to information and material that had been provided to the Independent Directors throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for the Fund, including: (i) the nature, extent and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent and quality of services—In considering the nature, extent and quality of the services provided by the Advisor to the Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides the Fund with operational, legal and compliance support. The Board also considered the

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Fund. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Fund and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for the Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Fund’s investment performance and investment strategies.

The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements planned with respect to the compliance program, such as an upgrade to the investment guideline monitoring system. The Board noted the growth of Fund assets across the Fund complex. The Advisor described for the Board the portfolio management and research enhancements that had been undertaken over the previous year as a result of the increase in assets across the complex. The Board also discussed with the Advisor the need to ensure that the operational infrastructure at the Advisor is maintained at a level sufficient to meet the requirements of the Fund and other funds in the Fund complex. In response to the Board’s concerns, the Advisor committed to dedicating additional resources to enhance the operational infrastructure that supports the Fund. After analyzing the services provided by the Advisor to the Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, and the Advisor’s commitment to invest in its operational infrastructure, the Board concluded that the nature, extent, and quality of services provided to the Fund were consistent with the operational requirements of the Fund, and met the needs of the Fund’s shareholders.

Performance—In evaluating the performance of the Fund, the Board analyzed the Lipper Reports, which compared the performance of the

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

Fund with other funds in its respective peer universe over various time periods. In reviewing the Lipper Reports, the Board noted that the Fund’s short-term performance has lagged the other funds in its peer group. The Advisor explained that many of the Fund’s peers have the flexibility to invest in a wider range of investment options, including high yield, emerging market debt and non-traditional asset classes such as warrants, convertibles and restricted securities. The Advisor stated that the peer funds’ more flexible investment strategies allowed the peer funds to invest in securities in which the Fund was not permitted to invest, which contributed positively to the performance of those funds in comparison to the Fund. The Advisor also stated that the Fund’s more conservative investment approach also may tend to limit its yield generating capability, which is likely a significant contributor to the Fund’s wider than average discount. The Advisor stated that the Fund’s investment strategy, which focuses on less volatile investments, is intended to provide the Fund with stability of income. The Board discussed the Fund’s portfolio holdings and determined that the Fund’s holdings were consistent with the Fund’s investment strategy and risk profile as communicated to shareholders. The Board noted that the Fund’s performance for the five-year, ten-year and since inception periods compared favorably to the Fund’s peers. After analyzing the performance for the Fund, the Board determined that the performance of the Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of the Fund and the expectations of the shareholder base.

Fund fees and expenses—When considering the fees and expenses borne by the Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports. In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the management fee rate and total expenses for the Fund were comparable to the funds in its Lipper expense group.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

the Fund were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under the Fund’s Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and profitability—The Board considered the costs of providing services to the Fund and the profitability of the Fund to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of the Fund to the Advisor and the compensation that was received for providing services to the Fund. The profitability analysis, which provided information for the last three calendar years, included schedules relating to the revenue and expenses attributable to the investment advisory and administration services provided by the Advisor. In reviewing the cost methodology used in the profitability analysis, the Board recognized that there are a number of reasonable allocation methodologies that may be used in a profitability analysis and determined that the consultant hired by the Board should work with management to enhance the methodology used next year. Also, in reviewing the profitability of the Fund, the Board considered the fact that the Advisor was prepared in the upcoming year to dedicate additional Advisor resources to improving the infrastructure for mutual fund operations. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Fund; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Fund. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor with respect to the Fund was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale—The Board also discussed whether economies of scale are realized by the Advisor with respect to the Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that the Fund’s management fee was one of the lowest in its peer group and that the Advisor was not experiencing a significant profit with respect to the Fund. Based on this analysis, the Board concluded that economies of scale and the reflection of such

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

economies of scale in the level of management fees charged were inapplicable to the Fund at the present time due to the current level of fees and the profitability of the Fund and because as a closed-end fund that does not continuously offer shares, any increase in the Fund’s assets will primarily result from market appreciation which will benefit the Fund’s shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for the Fund was in the best interests of the Fund and its shareholders.

(This page has been left blank intentionally)

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors (the “Board”), which oversees the Fund’s operations. Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board. The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director’s or Officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the Director or for which a person served as an Officer, and other directorships held by the Director.

Non-Interested Directors

Name, address and age	Position(s) held with Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years

Adela Cepeda	Director	Since 2000	Ms. Cepeda is founder and president of A.C.
A.C. Advisory, Inc.			Advisory, Inc. (since 1995).
161 No. Clark Street,
Suite 4975
Chicago, IL 60601
Age: 48

Frank K. Reilly	Chairman and Director	Since 1993	Mr. Reilly is a professor at the University of Notre
Mendoza College of			Dame since 1982.
Business
University of Notre Dame
Notre Dame, IN
46556-5649
Age: 70

Edward M. Roob	Director	Since 1993	Mr. Roob is retired (since 1993).
841 Woodbine Lane
Northbrook, IL 60002
Age: 72

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director

Ms. Cepeda is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of MGI Funds (8 portfolios) (since 2005). She is also a director of Amalgamated Bank of Chicago (since 2003).

Mr. Reilly is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a director of Discover Bank; Morgan Stanley Trust and FSB.

Mr. Roob is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Non-Interested Directors (concluded)

Name, address and age	Position(s) held with Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years

J. Mikesell Thomas	Director	Since 2002	Mr. Thomas is President and CEO of Federal
Federal Home Loan			Home Loan Bank of Chicago (since 2004). Mr.
Bank of Chicago			Thomas was an independent financial advisor
111 East Wacker Drive			(2001 to 2004). He was managing director of
Chicago, IL 60601			Lazard Freres & Co. (1995 to 2001).
Age: 55

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director

Mr. Thomas is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Evanston Northwestern Healthcare.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers

Name, address and age	Position(s) held with Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years

Joseph J. Allessie*	Vice President and Assistant	Since 2005	Mr. Allessie is a director and deputy general
Age: 41	Secretary		counsel at UBS Global AM (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”) (since 2005). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 91 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Rose Ann Bubloski*	Vice President and Assistant	Since 2004	Ms. Bubloski is an associate director (since 2004)
Age: 38	Treasurer		and a senior manager of the US Mutual Fund Treasury Administration department of UBS Global AM—Americas region. Ms. Bubloski is vice president and assistant treasurer of 20 investment companies (consisting of 91 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address and age	Position(s) held with Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years

Thomas Disbrow* Age: 40	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is a director (since 2001), and head of US Mutual Fund Treasury Administration department of UBS Global AM—Americas region (since 2006). Mr. Disbrow is vice president, treasurer and principal accounting officer of 20 investment companies (consisting of 91 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook* Age: 41	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US Mutual Fund Treasury Administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 20 investment companies (consisting of 91 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address and age	Position(s) held with Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years

Mark F. Kemper** Age: 48	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is general counsel of UBS Global Asset Management— Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global AM from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas region since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 91 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary* Age: 38	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the US Mutual Fund Treasury Administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 20 investment companies (consisting of 91 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address and age	Position(s) held with Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years

Tammie Lee* Age: 35	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 91 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill* Age: 44	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director and chief compliance officer at UBS Global AM—Americas region (since 2003). Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 91 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address and age	Position(s) held with Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years

Eric Sanders* Age: 41	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 91 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address and age	Position(s) held with Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years

Andrew Shoup* Age: 50	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the Global Treasury Administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was Chief Administrative Officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 20 investment companies (consisting of 91 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address and age	Position(s) held with Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years

Kai R. Sotorp** Age: 47	President	Since 2006	Mr. Sotorp is the Head of the Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was Head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; Head of UBS Global Asset Management (Japan) Ltd. (2001–2004), Representative Director and President of UBS Global Asset Management (Japan) Ltd. (2000–2004) and a member of the board of Mitsubishi Corp. —UBS Realty Inc. (2000–2004). Mr. Sotorp is President of 20 investment companies (consisting of 91 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (concluded)

Name, address and age	Position(s) held with Fund	Term of office(1) and length of time served	Principal occupation(s) during past 5 years

Keith A. Weller* Age: 45	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 20 investment companies consisting of 91 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
(1)	Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board.

Fort Dearborn Income Securities, Inc.

New York Stock Exchange certifications (unaudited)

Fort Dearborn Income Securities, Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2005 annual meeting of shareholders, it filed a certification with the NYSE on December 20, 2005 stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

(This page has been left blank intentionally)

Directors
Adela Cepeda
Frank K. Reilly
Edward M. Roob
J. Mikesell Thomas

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer
Mark F. Kemper
Vice President and Secretary

Investment Advisor
UBS Global Asset Management (Americas) Inc.
One N. Wacker Drive
Chicago, Illinois 60606

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2006 UBS Global Asset Management (Americas) Inc.
    All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR : J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended September 30, 2006 and September 30, 2005, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $33,000 and $30,800, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended September 30, 2006 and September 30, 2005, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,500 and $2,500, respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2006 and 2005 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above

(c)	Tax Fees:
In each of the fiscal years ended September 30, 2006 and September 30, 2005, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $4,150 and $5,000, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended September 30, 2006 and September 30, 2005, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the auditors relating to any series of the registrant’s operations or financial reporting. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a charter that, among other things, provides a framework for the Audit Committee’s consideration of non-audit services by the registrant’s auditors. The charter requires pre-approval of any non-audit services to be provided by the auditors to a series of the registrant when, without such pre-approval, the auditors would not be independent of the registrant under the applicable federal securities laws, rules or auditing standards. The charter also requires pre-approval of all non-audit services to be provided by the registrant’s auditors to the registrant’s investment adviser or any entity that it controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant when, without such pre-approval, the auditors would not be independent of the registrant under applicable federal securities laws, rules or auditing standards.

All non-audit services must be approved in advance of provision of the service either: (i) by resolution of the Audit Committee; (ii) by oral or written approval of the Chairman of the Audit Committee and one other Audit Committee member; or (iii) if the Chairman is unavailable, by oral or written approval of two other members of the Audit Committee.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2006 and September 30, 2005 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2006 and September 30, 2005 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2006 and September 30, 2005 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2006 and September 30, 2005 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2006 and September 30, 2005 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2006 and September 30, 2005 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended September 30, 2006, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)
For the fiscal years ended September 30, 2006 and September 30, 2005, the aggregate fees billed by E&Y of $14,650 and $61,000, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2006	2005
Covered Services	$6,650	$7,500
Non-Covered Services	8,000	53,500

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Roob, Mr. Reilly, Mr. Thomas and Ms. Cepeda.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Thomas Clarkson has primary responsibility for the day-to-day management of the registrant.

Other accounts managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day management of the following accounts:

Portfolio Manager	Type of Account	Number of Accounts	Total Assets	*

Thomas Clarkson	Registered investment Companies	0	0
	Other Pooled Vehicles	0	0
	Other Accounts	5	1,884,515

* Assets are through September 30, 2006. None of the assets in these accounts are subject to an advisory fee based on performance.

Portfolio Manager Biography

Mr. Clarkson is a senior portfolio manager in the Fixed Income Group at UBS Global AM – Americas region (since 1995). Mr. Clarkson is also Head of US Long Duration for UBS Global AM – Americas region (since 2003). Mr. Clarkson is a Portfolio Manager of one investment company (consisting of one portfolio) for which UBS Global AM – Americas region serves as investment advisor.

The portfolio management team’s management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Registrant manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Registrant has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Registrant has adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

The compensation received by the portfolio managers at UBS Global Asset Management, including the Funds’ portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management’s clients. Overall compensation can be grouped into three categories:

• Competitive salary, benchmarked to maintain competitive compensation opportunities.
• Annual bonus, tied to individual contributions and investment performance.
• UBS equity awards, promoting company-wide success and employee retention.

Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals’ interests with those of UBS Global Asset Management’s clients. Each portfolio manager’s bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund’s broadbased index over a three-year rolling period.

UBS AG Equity. Senior investment professionals, including each portfolio manager of the Funds, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years. Broader equity share ownership is encouraged for all employees through “Equity Plus.” This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus and/or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm’s success, and helps to maximize its integrated business strategy.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating, Compensation and Governance Committee. The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, ½ of 1% or more of the Fund’s outstanding shares and (ii) has been a shareholder of at least ½ of 1% of the Fund’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, Mr. Frank Reilly, care of the Secretary of the Fund at UBS Global Asset Management Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99 CODE ETH to the registrant’s Report on Form N-CSR filed November 22, 2004 (Accession Number: 0000950136-04-004099)(SEC File No. 811-02319).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:	/s/ Kai Sotorp
Kai Sotorp
President

Date:	November 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai Sotorp
Kai Sotorp
President

Date:	November 29, 2006

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer and Principal Accounting Officer

Date:	November 29, 2006